VERTEXSM CONTRARIAN FUND

           Supplement dated February 1, 2002 as revised June 7, 2002
                           to the Current Prospectus

This Supplement describes the fund's class I shares, and it supplements certain information in the fund's Prospectus dated February 1, 2002. The caption headings used in this Supplement correspond with the caption headings used in the Prospectus.

You may purchase class I shares only if you are an eligible investor, as described under the caption "Description of Share Classes" below.


1.   RISK RETURN SUMMARY

     Performance Table. The "Performance Table" is intended to indicate some of the risks of investing in the fund by showing changes in the fund's performance over time. The table is supplemented as follows:


     Average Annual Total Returns as of December 31, 2001:

                                                                     1 Year                 Life*
       Class I shares                                                (8.38)%                76.57%
       Standard & Poor's 500 Composite Stock Index+                 (11.88)%                 2.21%
       Lipper Mid Cap Core Funds Average++                           (3.63)%                 6.23%

----------------------------
* Fund performance figures are for the period from the commencement of the fund's investment operations on May 1, 1998, through December 31, 2001. Index and Lipper average returns are from May 1, 1998.
+    Source: Standard & Poor's Micropal, Inc.
++ The Lipper Mid Cap Core Funds Average, as calculated by Lipper Inc., is the average investment performance of funds in the Lipper Mid Cap Core Funds category which have similar investment objectives to the fund, and does not reflect the deduction of sales charges.
+ The Standard & Poor's 500 Composite Index is a broad-based, unmanaged, but commonly used measure of common stock total return performance. It is comprised of 500 widely held common stocks listed on the New York Stock Exchange and over-the-counter market.

The Fund commenced investment operations on May 1, 1998, with the offering of class A shares and subsequently offered class I shares on August 1, 2000. Class I share performance includes the performance of the fund's class A shares for periods prior to the offering of class I shares. This blended class I share performance has been adjusted to take into account the fact that class I shares have no initial sales charge (load). This blended performance has not been adjusted to take into account differences in class specific operating expenses. Because operating expenses of class I shares are lower than those of class A shares, this blended class I share performance is lower than the performance of class I shares would have been had class I shares been offered for the entire period.


2.   EXPENSE SUMMARY

     Expense Table. The "Expense Table" describes the fees and expenses that you may pay when you buy, redeem and hold shares of the fund. The table is supplemented as follows:

     Shareholder Fees (fees paid directly from your investment)

                                                                                             Class I
          Maximum Sales Charge (Load) Imposed on Purchases
              (as a percentage of offering price)...................................         None
          Maximum Deferred Sales Charge (Load) (as a percentage of
              original purchase price or redemption proceeds, whichever is less)....         None

     Annual Fund Operating Expenses (expenses that are deducted from fund assets):

           Management Fees(1)..............................          3.63%
           Distribution and Service (12b-1) Fees...........          None
           Other Expenses..................................          1.81%
                                                                     -----
           Total Annual Fund Operating Expenses(2).........          5.44%
--------------------------
(1) The management fee is subject to performance adjustments based upon the fund's performance as compared to that of a securities index as described in the prospectus under "Management of the Funds - Investment Adviser." The maximum management fee is 4.00% and the minimum management fee is 0%.

(2) The fund has an expense offset arrangement which reduces the fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent, and may enter into other such arrangements and directed brokerage arrangements which would also have the effect of reducing the fund's expenses. "Other Expenses" do not take into account these expense reductions and are therefore higher than the actual expenses of the fund. Had these fee reductions been taken into account, "Total Annual Fund Operating Expenses" would be 5.42%.


Example of Expenses

The "Example of Expenses" table is intended to help you compare the cost of investing in each fund with the cost of investing in other mutual funds.

These examples assume that:

     o You invest $10,000 in the fund for the time periods indicated and you redeem your shares at the end of the time periods;

     o Your investment has a 5% return each year and dividends and other distributions are reinvested; and

     o    The fund's operating expenses remain the same.


The table is supplemented as follows:

               Share Class                        Year 1              Year 3              Year 5             Year 10
               -----------                        ------              ------              ------             -------
               Class I shares                      $543               $1,621              $2,690              $5,322

3.   DESCRIPTIONS OF SHARE CLASSES

The "Description of Share Classes" is supplemented as follows:

If you are an eligible investor (as described below), you may purchase class I shares at net asset value without an initial sales charge or CDSC upon redemption. Class I shares do not have annual distribution and service fees, and do not convert to any other class of shares of the fund.

The following eligible investors may purchase class I shares:

     o certain retirement plans established for the benefit of employees of VIM, the Funds' investment adviser, Massachusetts Financial Services Company ("MFS"), the corporate parent of VIM, and employees of MFS's affiliates;

     o any fund distributed by MFS Fund Distributors ("MFD"), if the fund seeks to achieve its investment objective by investing primarily in shares of the fund and other MFS funds:


In addition, MFD, at its sole discretion, may accept investments from other purchasers not listed above.


4.   HOW TO PURCHASE, EXCHANGE AND REDEEM SHARES

The discussion of "How to Purchase, Exchange and Redeem Shares" is supplemented as follows:

You may purchase, redeem and exchange class I shares only through your MFD representative or by contacting MFSC (see the back cover of the Prospectus for address and phone number). You may exchange your class I shares for class I shares of another MFS Fund (if you are eligible to purchase them) and for shares of the MFS Money Market Fund at net asset value.


5.   FINANCIAL HIGHLIGHTS

The "Financial Highlights" table is intended to help you understand the fund's financial performance. It is supplemented as follows:

                                                                                     Year Ended           Period Ended
                                                                                   September 30,          September 30,
Class I Shares                                                                          2001                  2000*
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                                   $48.16               $42.80
                                                                                        -------              ------
Income (loss) from investment operations# -
   Net investment lossss.                                                              $ (1.26)             $ (0.80)
   Net realized and unrealized gain(loss) on investments and foreign currency            (9.25)                 6.16
                                                                                         ------                 ----
        Total from investment operations                                               $(10.51)              $ 5.36
                                                                                       --------              ------
Less distributions declared to shareholders from net realized
   gain on investments and foreign currency transactions                              $ (10.59)               $ ----
                                                                                      ---------               ------
Net asset value -- end of period                                                       $ 27.06             $ 48.16
                                                                                        --------            -------
Total return                                                                            (26.59)%++++         12.66%++
Ratios (to average net assets)/Supplemental datass.:
   Expenses##++                                                                           5.40%               5.38%+
   Net investment loss                                                                  (3.32)%             (2.00)%+
Portfolio turnover                                                                         827%               1,508%
Net assets at end of period (000 Omitted)                                               $ 5,181              $ 3,377

ss. Subject to reimbursement by the fund, the investment adviser has voluntarily agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses, exclusive of management fees. Prior to August 31, 2001 the fund paid the investment adviser a reimbursement fee not greater than 2.00% of average daily net assets. To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:

    Net investment loss                                                                    --               $ (1.66)
    Ratios (to average net assets):
       Expenses##                                                                          --                  5.73%+
       Net investment loss                                                                 --                (2.35)%+

* For the period from the inception of class I shares, August 1, 2000, through September 30, 2000. + Annualized. ++ Not annualized.
# Per share data are based on average shares outstanding. ## Ratios do not reflect reductions from certain expense offset arrangements.
++ Excluding dividend expense on securities sold short, the ratio of expenses to average net assets was 5.38% and 5.37% for the year ended September 30, 2001 and the period ended September 30, 2000, respectively.
++++ On September 30, 2001 the fund had certain "as of" transactions which were recorded after year-end for book purposes but are presented as of year-end for financial statement presentation. These transactions increased the fund's total return from (26.67)% to (26.59)%.

    The date of this Supplement is February 1, 2002 as revised June 7, 2002.